                               POWER OF ATTORNEY

        Know all by these present,that the undersigned does hereby constitute and appoint John M. Gherlein, John J. Harrington and Mark Tepsich, and each of them, as the undersigned's true and lawful attorneys-in-fact and agents to do any and all things, and execute any or all instruments which, after the advice of counsel, said attorneys and agents may deem necessary and advisable to enable the undersigned to comply with the Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the Securities and Exchange
Commission ("SEC") in connection with the Ratner, Miller, Shafran Shareholders
Agreement among the undersigned and certain other parties, including specifically, but without limitation thereof,power of attorney to sign the undersigned's name to a Form ID, Schedule 13D or 13G and any amendments thereto, or a Form 144, Form 3, Form 4 or Form 5 and any amendments thereto, to be filed with the SEC in respect of the shares of capital stock of Forest City Realty
Trust,Inc., successor to Forest City Enterprises,Inc.; and the undersigned does hereby ratify and confirm all that any of said attorneys and agents shall do or cause to be done by virtue hereof.

        Executed on this 6 day of January, 2016.

        /s/ Mark Ratner
        --------------------------------
        Name: Mark Ratner

        Capacity: See Exhibit A

                                    Exhibit A

        i.) Individually.

        ii.) Trustee.

        Charles Ratner Trust Agreement dated December 5, 1983 FBO Kevin Ratner

  ->    James Ratner Trust Agreement dated December 5, 1983 FBO Austin Ratner

        James Ratner Trust Agreement dated December 5, 1983 FBO Daniel G. Ratner

        Mark Ratner Revocable Trust Agreement dated September 10, 1983

        iii.) Trust Advisor.

        Max Ratner 1988 Grandchildren's Trust Agreement dated December 21, 1988
        FBO Daniel E. Ratner

        Daniel E. Ratner 1994 Trust Agreement dated March 26, 1994

        Daniel E. Ratner 2011 Irrevocable Trust Agreement dated December 19,
        2011 FBO Leo Thiers Ratner

        Daniel E. Ratner 2011 Irrevocable Trust Agreement dated December 19,
        2011 FBO Aries Thiers Ratner

        Stacy Ratner 1994 Trust Agreement dated March 26, 1994, as amended and restated

                                POWER OF ATTORNEY

        Know all by these present, that the undersigned does hereby constitute and appoint John M. Gherlein, John J. Harrington and Mark Tepsich, and each of them, as the undersigned's true and lawful attorneys-in-fact and agents to do any and all things, and execute any or all instruments which, after the advice of counsel, said attorneys and agents may deem necessary and advisable to enable the undersigned to comply with the Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the Securities and Exchange
Commission ("SEC") in connection with the Ratner, Miller, Shafran Shareholders
Agreement among the undersigned and certain other parties, including specifically, but without limitation thereof, power of attorney to sign the undersigned's name to a Form ID, Schedule 13D or 13G and any amendments thereto, or a Form 144, Form 3, Form 4 or Form 5 and any amendments thereto, to be filed with the SEC in respect of the shares of capital stock of Forest City Realty
Trust, Inc., successor to Forest City Enterprises, Inc.; and the undersigned does hereby ratify and confirm all that any of said attorneys and agents shall do or cause to be done by virtue hereof.

        Executed on this 7th day of January, 2016.

        /s/ Charles Ratner
        --------------------------------
        Name: Charles Ratner

        Capacity:  See Exhibit A

                                   Exhibit A

        i.) Individually.

        Charles Ratner 1986 Remainder Interest Trust

        ii.) Trustee.

        Charles Ratner Revocable Trust dated 7/17/1981

        Max Ratner 1986 Family Trust fbo Kevin Ratner, Rachel Ratner, Jonathan
        Ratner & Adam Ratner Charles & IIana Ratner 2007 Equalizing Trust

        Max Ratner 1986 Family Trust Agreement dated December 18, 1986 FBO Kevin
        Ratner

        Max Ratner 1986 Family Trust Agreement dated December 18, 1986 FBO
        Rachel Ratner

        Max Ratner 1986 Family Trust Agreement dated December 18, 1986 FBO
        Jonathan Ratner

        Max Ratner 1986 Family Trust Agreement dated December 18, 1986 FBO Adam
        Ratner

->      James Ratner Trust Agreement dated December 5, 1983 FBO Austin Ratner

        Max Ratner 1986 Family Trust Agreement dated December 18, 1986 FBO
        Austin G. Ratner

        Daniel G. Ratner Revocable Trust Agreement dated July 29, 1993

        James Ratner Trust Agreement dated December 5, 1983 FBO Daniel G. Ratner

        Max Ratner 1986 Family Trust Agreement dated December 18, 1986 FBO
        Daniel G. Ratner

        Max Ratner 1986 Family Trust Agreement dated December 18, 1986 FBO

        Daniel E.Ratner Daniel E. Ratner 1994 Trust Agreement dated March 26,
        1994

        Mark Ratner Trust Agreement dated December 5, 1983 FBO Daniel E. Ratner

        Stacy Ratner 1994 Trust Agreement dated March 26, 1994, as amended and restated Mark Ratner Trust Agreement dated December 5, 1983 FBO Stacy
        Ratner

        Max Ratner 1986 Family Trust Agreement dated December 18, 1986 FBO Stacy
        Ratner

        Ronald Ratner 1986 Family Trust Agreement dated December 18, 1986 FBO
        Matthew Ratner

        Max Ratner 1986 Family Trust Agreement dated December 18, 1986 FBO
        Matthew Ratner

        Max Ratner 1988 Grandchildren's Trust Agreement dated December 21, 1988
        FBO Matthew Ratner

        Ronald Ratner 1989 Irrevocable Trust Agreement dated May 9, 1989 FBO
        Matthew Ratner

        Ronald Ratner 1986 Family Trust Agreement dated December 18, 1986 FBO
        Sarah Ratner

        Max Ratner 1986 Family Trust Agreement dated December 18, 1986 FBO Sarah
        Ratner

        Max Ratner 1988 Grandchildren's Trust Agreement dated December21, 1988
        FBO Sarah Ratner

        Ronald Ratner 1989 Irrevocable Trust Agreement dated May 9, 1989 FBO
        Sarah Ratner

        iii.) Trust Advisor.

        Max Ratner 1988 Grandchildren's Trust

        Max Ratner 1999 Irrevocable Trust fbo Adam Ratner

        Ronald Ratner Revocable Trust Agreement dated December 18, 1986

        iv.) General Partner of RMS, Ltd.

                                POWER OF ATTORNEY

        Know all by these present, that the undersigned does hereby constitute and appoint John M. Gherlein, John J. Harrington and Mark Tepsich, and each of them, as the undersigned's true and lawful attorneys-in-fact and agents to do any and all things, and execute any or all instruments which, after the advice of counsel, said attorneys and agents may deem necessary and advisable to enable the undersigned to comply with the Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the Securities and Exchange
Commission ("SEC") in connection with the Ratner, Miller, Shafran Shareholders
Agreement among the undersigned and certain other parties, including specifically, but without limitation thereof, power of attorney to sign the undersigned's name to a Form ID, Schedule 13D or 13G and any amendments thereto, or a Form 144, Form 3, Form 4 or Form 5 and any amendments thereto, to be filed with the SEC in respect of the shares of capital stock of Forest City Realty
Trust, Inc., successor to Forest City Enterprises, Inc.; and the undersigned does hereby ratify and confirm all that any of said attorneys and agents shall do or cause to be done by virtue hereof.

        Executed on this 7th day of January, 2016.

        /s/ Ronald Ratner
        --------------------------------
        Name: Ronald Ratner

        Capacity:  See Exhibit A

                                    Exhibit A

        i.) Individually

        ii.) Trustee:

                Ronald Ratner 1986 Revocable Trust Agreement

                Kevin Ratner 1986 Trust Agreement dated December 18, 1986

                Charles Ratner Trust Agreement dated December 5, 1983 FBO Kevin
                Ratner

                Rachel Ratner 1988 Trust Agreement dated November 26, 1988

                Jonathan Ratner 1992 Trust Agreement dated January 2, 1992

                James Ratner Revocable Trust Agreement dated December 4, 1981

        ->      James Ratner Trust Agreement dated December 5, 1983 FBO Austin
                Ratner

                James Ratner Trust Agreement dated December 5, 1983 FBO Daniel
                G. Ratner

                James Ratner 1986 Family Trust Agreement dated December 18, 1986
                FBO Daniel G. Ratner

                Mark Ratner Trust Agreement dated December 5, 1983 FBO Daniel E.
                Ratner

                Mark Ratner Trust Agreement dated December 5, 1983 FBO Stacy
                Ratner

        iii.) Trust Advisor:

                Max Ratner Grandchildren's Trust dated 12/21/1998

                Max Ratner Family 1999 Revocable Trust dated 12/21/1988

                Max Ratner 1999 Family Revocable Trust

        iv.) General Partner of RMS, Ltd.